SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations     212-836-2674
Office of the Secretary              412-553-4707

(Registrant’s telephone number, including area code)

Item 5.    OTHER EVENTS.

On August 13, 2002, Alcoa Inc. completed the offering and sale of $800,000,000 principal amount of 4.25% Notes Due 2007 and $600,000,000 principal amount of 5.375% Notes Due 2013 (together, the “Notes”) in an underwritten public offering under Registration Statement No. 333-74874 on Form S-3 filed under the Securities Act of 1933, as amended. A copy of the opinion of counsel for Alcoa regarding the validity of the Notes is filed as Exhibit 5 herewith and incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

5	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Lawrence R. Purtell
Executive Vice President and
General Counsel
Dated: August 13, 2002

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INDEX TO EXHIBITS

Exhibit No.	Description
5	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.
23	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

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